Section 906 Certifications
---------------------------
I, Charles E. Porter, a Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

                                 /s/ Charles E. Porter
                                 --------------------------
                                 Date:  September 27, 2005
                                 Charles E. Porter
                                 Principal Executive Officer

Section 906 Certifications
---------------------------

I, Steven D. Krichmar, a Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

                                 /s/ Steven D. Krichmar
                                 -------------------------------
                                 Date:  September 27, 2005
                                 Steven D. Krichmar
                                 Principal Financial Officer

Attachment A
-------------------------------------
N-CSR
Period (s) ended July 31, 2005

Annuals
-------------------------------------
003 Putnam Investors Fund
007 Putnam Voyager Fund
073 Putnam Premier Income Trust
035 Putnam AMT Free-Insured Municipal Fund
2AQ Putnam Research Fund
2AP Putnam Growth Opportunities Fund
036 Putnam Tax Free High Yield Fund
001 The George Putnam Fund of Boston
006 Putnam Vista Fund
024 Putnam OTC & Emerging Growth Fund

Putnam RetirementReady Funds
-------------------------------------
48P Putnam RetirementReady Maturity
48I Putnam RetirementReady 2010
48W Putnam RetirementReady 2015
49D Putnam RetirementReady 2020
49K Putnam RetirementReady 2025
49R Putnam RetirementReady 2030
49Y Putnam RetirementReady 2035
40F Putnam RetirementReady 2040
40M Putnam RetirementReady 2045
7CR Putnam RetirementReady 2050